Hartford Funds Master Fund N-SAR


SUB-ITEM 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or by-laws

Certificate of Trust of Hartford Funds Master Fund dated October 25, 2016 was previously filed with the SEC as exhibit a.(i) to the Registrant's initial Registration Statement on Form N-1A filed with the SEC on February 24, 2017 (SEC Accession No. 0001104659-17-011576) and incorporated herein by reference.

Certificate of Amendment to the Certificate of Trust of Hartford Funds Master Fund dated January 5, 2017 was previously filed with the SEC as exhibit a.(ii) to the Registrant's initial Registration Statement on Form N-1A filed with the SEC on February 24, 2017 (SEC Accession No. 0001104659-17-011576) and incorporated herein by reference.Agreement and Declaration of Trust of Hartford Funds Master Fund dated November 3, 2016 was previously filed with the SEC as exhibit a.(iii) to the Registrant's initial Registration
Statement on Form N-1A filed with the SEC on February 24, 2017 (SEC
Accession No. 0001104659-17-011576) and incorporated herein by reference.

By-Laws of Hartford Funds Master Fund dated November 3, 2016 was previously filed with the SEC as exhibit b. to the Registrant's initial Registration Statement on Form N-1A filed with the SEC on February 24, 2017 (SEC Accession No. 0001104659-17-011576) and incorporated herein by reference.

(e) Copies of any new or amended Registrant investment advisory contracts

Investment Management Agreement between Hartford Funds Management
Company, LLC and Hartford Funds Master Fund was previously filed with the SEC as exhibit d.(i) to the Registrant's initial Registration Statement on Form N-1A filed with the SEC on February 24, 2017 (SEC Accession No. 0001104659-17-011576) and incorporated herein by reference.

Investment Sub-Advisory Agreement between Hartford Funds Management Company, LLC and Wellington Management Company, LLP was previously filed with the SEC as exhibit d.(ii) to the Registrant's initial Registration Statement on Form N-1A filed with the SEC on February 24, 2017 (SEC Accession No. 0001104659-17-011576) and incorporated herein by reference.



204780295_1 LAW
204780295_1 LAW